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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 5, 1996
                                                   ----------------------------



                          Center Banks Incorporated
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             (Exact name of registrant as specified in its charter)




Delaware                   0-18513                  16-1368745
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
(State or other            (Commission              (IRS Employer
jurisdiction of            File Number)             Identification No.)
incorporation)



33 E. Genesee Street

Skaneateles, New York                                         13152
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
(address of principal executive office)                       (Zip Code)



Registrant's Telephone number, including area code:  (315) 685-2265
                                                   ----------------------------

                                Not applicable
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(Former name or former address, if changed since last report)


                                                              Page 1 of 3 pages.
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Item 5.  Other Events.
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         Center Banks Incorporated (the Company), Skaneateles, New York,
announced today that its 1996 Annual Meeting of Shareholders will be held on April 16, 1996 at the Skaneateles Country Club, West Lake Road, Skaneateles,
New York at 10:00 a.m. The record date for the meeting is February 16. The purpose of the Annual Meeting will be to elect five directors, and to ratify the appointment of the Company's independent auditors.










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Center Banks Incorporated
                                               -------------------------
                                                     (Registrant)


                                               By:  /s/ J. Daniel Mohr
                                                    ------------------
                                                        J. Daniel Mohr
                                                        Treasurer

Dated February 5, 1996





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